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                                                                    EXHIBIT 99.2


               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Vicki L. Avril, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Wallace Computer Services, Inc., and except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed.)

(2) I have reviewed the contents of this statement with Wallace Computer Services, Inc.'s Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Wallace Computer Services, Inc.'s Annual Report on Form 10-K for the fiscal year ended July 31, 2002 filed with the Securities and Exchange Commission on October 23, 2002.

          - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Wallace Computer Services, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    Any amendments to any of the foregoing.


/s/ Vicki L. Avril                     Subscribed and sworn to before
---------------------------            me this 23rd day of October 2002
Vicki L. Avril
October 23, 2002


                                       /s/ Judy M. Boyd
                                       ---------------------------------
                                       Name: Judy M. Boyd
                                       Notary Public
                                       My Commission Expires: December 17, 2003